SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report            September 16, 1996



           HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
        (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)



                     HOUSEHOLD FINANCE CORPORATION
                        (Servicer of the Trust)
            (Exact name as specified in Servicer's charter)


      Delaware                    0-23942             Not Applicable
(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-                                 Identification
tion of Master Servicer)                              Number of
                                                      Registrant)


  2700 Sanders Road, Prospect Heights, Illinois          60070
(Address of principal executive offices of             (Zip Code)
            Master Servicer)


Servicer's telephone number, including area code 847/564-5000


                                   Exhibit Index appears on page 4

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits

99(a) Statement to Certificateholders with respect to the distribution on September 16, 1996 provided under Section 6 of the Series 1993-1 Supplement dated as of September 1, 1993 to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1993 among Household Affinity Funding Corporation, as Seller, Household Finance Corporation, as Servicer, and The Bank of New York, as Trustee (the "Amended and Restated Pooling and Servicing Agreement"), with respect to Class A and Class B Credit Card Participation Certificates, Series 1993-1.


99(b) Statement to Certificateholders with respect to the distribution on September 16, 1996 provided under Section 6 of the Series 1993-2 Supplement dated as of November 1, 1993 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1993-2.


99(c) Statement to Certificateholders with respect to the distribution on September 16, 1996 provided under Section 6 of the Series 1993-3 Supplement dated as of November 1, 1993 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1993-3.


99(d) Statement to Certificateholders with respect to the distribution on September 16, 1996 provided under Section 6 of the Series 1994-1 Supplement dated as of March 1, 1994 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1994-1.


99(e) Statement to Certificateholders with respect to the distribution on September 16, 1996 provided under Section 6 of the Series 1994-2 Supplement dated as of September 1, 1994 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1994-2.








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99(f) Statement to Certificateholders with respect to the distribution on September 16, 1996 provided under Section 6 of the Series 1995-1 Supplement dated as of April 3, 1995 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1995-1.



                                 SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Class A and Class B Credit Card Participation Certificates, Series 1993-1, the Class A and Class B Credit Card Participation Certificates, Series 1993-2, the Class A and Class B Credit Card Participation Certificates, Series 1993-3, the Class A and Class B Credit Card Participation Certificates, Series 1994-1, the Class A and Class B Credit Card Participation Certificates, Series 1994-2, and the Class A and Class B Credit Card Participation Certificates, Series 1995-1, by the undersigned hereunto duly authorized.










                            HOUSEHOLD FINANCE CORPORATION,
                         as Servicer of and on behalf of the
                            HOUSEHOLD AFFINITY CREDIT CARD
                                    MASTER TRUST I
                                    (Registrant)
                         By:  /s/ J. W. Blenke
Dated:  September 25, 1996    J. W. Blenke, Authorized Representative





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                               EXHIBIT INDEX
Exhibit
Number    Exhibit                                           Page
                                                                        5
99(a)     Statement to Certificateholders with respect to the
          distribution on September 16, 1996 provided under Section
          6 of the Series 1993-1 Supplement dated as of September
          1, 1993 to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1993 among Household
          Affinity Funding Corporation, as Seller, Household
          Finance Corporation, as Servicer, and The Bank of New
          York, as Trustee (the "Amended and Restated Pooling and
          Servicing Agreement"), with respect to Class A and Class
          B Credit Card Participation Certificates, Series 1993-1.
                                                                         16
99(b)     Statement to Certificateholders with respect to  the
          distribution on September 16, 1996 provided under Section
          6 of the Series 1993-2 Supplement dated as of November 1,
          1993 to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1993-2.
                                                                         29
99(c)     Statement to Certificateholders with respect to the
          distribution on September 16, 1996 provided under Section
          6 of the Series 1993-3 Supplement dated as of November 1,
          1993 to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1993-3.
                                                                         42
99(d)     Statement to Certificateholders with respect to the
          distribution on September 16, 1996 provided under Section
          6 of the Series 1994-1 Supplement dated as of March 1,
          1994 to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1994-1.
                                                                         54
99(e)     Statement to Certificateholders with respect to the
          distribution on September 16, 1996 provided under Section
          6 of the Series 1994-2 Supplement dated as of September
          1, 1994 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1994-2.
                                                                         67
99(f) Statement to Certificateholders with respect to the distribution on September 16, 1996 provided under Section
          6 of the Series 1995-1 Supplement dated as of April 3,
          1995 to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1995-1.


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